UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

CATALYST BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd, Suite 120, South San Francisco, CA 94080
(Address of principal executive offices)

(650) 871-0761
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2023, Catalyst Biosciences, Inc. (“Catalyst”) entered into and closed on an Asset Purchase Agreement (the “Purchase Agreement”) with GC Biopharma Corp. (“Buyer”), pursuant to which Buyer acquired on such date Catalyst’s legacy rare bleeding disorder program, including marzeptacog alpha activated (MarzAA), dalcinonacog alpha (DalcA) and CB-2679d-GT (the “Purchased Assets”).

In consideration for the purchase of the Purchased Assets, Buyer will pay Catalyst a total of $6 million in cash, with $1 million payable on closing and $5 million retained as a hold-back until twenty-four months after the closing, subject to the satisfaction of post-closing indemnification obligations. The Purchase Agreement includes customary representations, warranties, covenants and indemnification provisions. Once received, the net proceeds from the transaction will be distributed to holders of the contingent value right issued to Catalyst stockholders of record on January 5, 2023.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1§ to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Catalyst or Buyer. The Purchase Agreement contains representations, warranties and covenants that Catalyst and Buyer made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Purchase Agreement between Catalyst and Buyer and may be subject to important qualifications and limitations agreed to by Catalyst and Buyer in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders or may have been used for the purpose of allocating risk between Catalyst and Buyer rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Catalyst’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 8.01	Other Events.

In connection with Catalyst’s previously announced asset purchase agreement with GNI Group Ltd. (“GNI Group”) and GNI Hong Kong Limited (together with GNI Group, “GNI”) to purchase all of the assets and intellectual property rights primarily related to GNI’s proprietary hydronidone compound outside of China (collectively, the “F351 Assets”), and the definitive agreement with GNI and other minority stockholders to purchase their controlling interest in Beijing Continent Pharmaceuticals Co., Ltd., a commercial-stage pharmaceutical company (the “GNI Transactions”), GNI Group reported its Consolidated Financial Results for its Fiscal Year 2022 on February 15, 2023, showing continued revenue and profit growth from pirfenidone sales in China for the treatment of idiopathic pulmonary fibrosis which includes revenue of approximately $102 million and net profit of approximately $23 million. A copy of GNI Group’s financial results is available on the GNI Group investor relations website: https://www.gnipharma.com/english/ir/.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits furnished herewith contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning Catalyst, GNI, the GNI Transactions, and potential future payments and distributions from the sale of the Purchased Assets to Buyer. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Catalyst, as well as assumptions made by, and information currently available to, management of Catalyst. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions that are predictions or indicate future events or prospects, involve risks and uncertainties and include, but are not limited to, expectations regarding: the GNI Transactions; the potential of, and expectations regarding, GNI’s programs; the potential for an additional $5 million payment from Buyer; and the distribution of cash to legacy Catalyst stockholders. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation:(i) uncertainties as to the timing of the GNI Transactions; (ii) risk that future payments from Buyer will be reduced by indemnification claims under Catalyst’s agreement with Buyer; (iii) risks related to Catalyst’s ability to manage its operating expenses and expenses associated with the GNI Transactions; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions contemplated by the GNI Transactions; (v) unexpected costs, charges or expenses resulting from the purchase of the F351 Assets; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the GNI Transactions; (vii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the product candidates and preclinical programs of Catalyst; and (viii) risks associated with the possible failure to realize certain anticipated benefits of the GNI Transactions, including with respect to future financial and operating results. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the risk factors included in Catalyst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) as well as the proxy statement and registration statement on Form S-3 to be filed with the SEC by Catalyst. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Catalyst expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transactions between Catalyst and GNI, Catalyst intends to file relevant materials with the SEC, including a proxy statement and registration statement on Form S-3 that will contain a prospectus of Catalyst. CATALYST URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CATALYST, GNI, THE GNI TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC by contacting Catalyst Biosciences, Inc. at 611 Gateway Blvd. Suite 120, South San Francisco, California 94080. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

Catalyst, GNI and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about Catalyst’s directors and executive officers is included in Catalyst’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC, the proxy statement for Catalyst’s 2022 annual meeting of stockholders, and Catalyst’s Form 8-K filed with the SEC on December 27, 2022. Additional information regarding the persons who may be deemed participants in the solicitation of proxies will be included in the proxy statement and prospectus relating to the proposed transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(b)  Pro Forma Financial Information

(d)  Exhibits

Exhibit No.	Description
10.1§	Asset Purchase Agreement dated as of February 27, 2023 by and between Catalyst Biosciences, Inc. and GC Biopharma Corp.
99.1	Press Release of Catalyst Biosciences, Inc. dated February 28, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

§	Portions of this exhibit (indicated by “[***]”) have been redacted in accordance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: March 2, 2023	/s/ Nassim Usman
Nassim Usman, Ph.D.
President and Chief Executive Officer